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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 20, 1999
                                                --------------------------------

                           Cooper Cameron Corporation
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-13884                               76-0451843
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            515 Post Oak Boulevard, Suite 1200, Houston, Texas 77027
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 (Address of Principal Executive Offices)                 (Zip Code)

    Registrant's telephone number, including area code       (713) 513-3300
                                                      --------------------------

                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

On August 20, 1999, Cooper Cameron Corporation issued a press release announcing that it had entered into an agreement to sell its rotating (centrifugal) compressor, power turbine and En-Tronic (R) controls business to Rolls-Royce plc. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.


Exhibit
  No.         Description
-------       ------------

99.l          Press Release dated August 20, 1999 of Cooper Cameron Corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COOPER CAMERON CORPORATION


                                        By:  /s/ William C. Lemmer
                                        ----------------------------------------
                                        William C. Lemmer
                                        Vice President, General Counsel and
                                          Secretary

Date:  August 27, 1999
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                                 EXHIBIT INDEX

Exhibit
  No.         Description
-------       -----------

 99.1         Press Release dated August 20, 1999 of Cooper Cameron Corporation.